Redwood Financial, Inc.
                               Post Office Box 317
                            301 S. Washington Street
                       Redwood Falls, Minnesota 56283-0317
                            Telephone (507) 637-8730
                               Fax (507) 637-5825


October 7, 1997

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Redwood Financial, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the office of the Company and its wholly-owned subsidiary, Redwood Falls Federal Savings and Loan Association, 301 South Washington Street, Redwood Falls, Minnesota on October 30, 1997 at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG Peat Marwick LLP, certified public accountants, will be present to respond to any questions stockholders may have.

         The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,



                                          Paul W. Pryor
                                          President

--------------------------------------------------------------------------------
                             REDWOOD FINANCIAL, INC.
                           301 SOUTH WASHINGTON STREET
                       REDWOOD FALLS, MINNESOTA 56283-0317
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 30, 1997
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Redwood Financial, Inc. (the "Company"), will be held at the office of the Company and its wholly owned subsidiary, Redwood Falls Federal Savings and Loan Association, at 301 South Washington Street, Redwood Falls, Minnesota on October 30, 1997 at 10:00 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.       The election of two directors of the Company; and

2. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending June 30, 1998.

The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on October 6, 1997, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH  STOCKHOLDER,  WHETHER  OR NOT HE OR SHE PLANS TO ATTEND  THE  MEETING,  IS
REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   Rebecca A. Olson
                                   Secretary


Redwood Falls, Minnesota
October 7, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             REDWOOD FINANCIAL, INC.
                           301 SOUTH WASHINGTON STREET
                       REDWOOD FALLS, MINNESOTA 56283-0317
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 30, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Redwood Financial, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the office of the Company and its wholly-owned subsidiary, Redwood Falls Federal Savings and Loan Association (the "Association"), at 301 South Washington Street, Redwood Falls, Minnesota on October 30, 1997 at 10:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about October 7, 1997.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors and (ii) the ratification of the appointment of KPMG Peat Marwick LLP as independent auditor of the Company for the fiscal year ending June 30, 1998. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on October 6, 1997 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 913,782 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of

Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the Company or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal II, by checking the appropriate box, a stockholder may; (1) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Ratification of Proposal II requires a majority of votes cast at the Meeting. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock. The ownership of all executive officers and directors of the Company as a group is set forth in the first chart under "I - Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers - Election of Directors." Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                      Percent of Shares of
                                                           Amount and Nature of           Common Stock
Name of Beneficial Owner                                   Beneficial Ownership           Outstanding
------------------------                                   --------------------           -----------
Redwood Falls Federal Savings and Loan
Association Employee Stock Ownership Plan Trust
301 South Washington Street, Redwood Falls,
Minnesota                                                        82,748(1)                     9.1%

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109                                      93,800(2)                    10.3%

First Financial Fund, Inc.
100 Mulberry Street
9th Floor
Newark, NJ  07102                                                93,800(3)                    10.3%

Societe Generale Asset Management Corp.
Sogen International Fund, Inc.
1221 Avenue of the Americas
New York, New York  10020                                        92,000(4)                    10.1%


----------------------------------
(1) Held directly for the benefit of employees of the Association. Includes 12,420 shares allocated to employees at the Record Date.
(2) Based on an amended Schedule 13G filed with the Securities and Exchange Commission on February 19, 1997. Shares beneficially owned by this filer may include shares beneficially owned by First Financial Fund, Inc.
(3) Based on an amended Schedule 13G filed with the Securities and Exchange Commission on February 18, 1997.
(4) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 1997.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1997 fiscal year.

--------------------------------------------------------------------------------
             I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of six members. Two directors will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

         Paul W. Pryor and Blaine C. Farnberg have been nominated by the Board of Directors to serve as directors with three-year terms to expire in 2000. Messrs. Pryor and Farnberg currently serve on the Board of Directors. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Association, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of directors and executive officers as a group is also shown. Each director of the Company is also a member of the Board of Directors of the Association.

                                                                                             Shares of
                                                 Year First           Current              Common Stock
                                                 Elected or           Term to           Beneficially Owned           Percent
Name                             Age(1)         Appointed(2)          Expire                  (3)(4)               of Class(5)
----                             ------         ------------          -------                --------              -----------

                                                           BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

Paul W. Pryor                      66               1966                2000                   42,615(7)                4.6%

Blaine C. Farnberg                 69               1972                2000                   31,909(6)                3.5%

                                                                DIRECTORS CONTINUING IN OFFICE

Donald C. Orth                     53               1982                1998                   19,508(8)                2.1%

Thomas W. Stotesbery               44               1991                1998                   15,762(6)                1.7%

James P. Tersteeg                  51               1980                1999                   45,487(6)                4.9%

J. Scott Nelson                    41               1987                1999                   36,299(6)                3.9%

All Directors and
Executive Officers as
a Group (7 persons)                                                                           196,980                  20.3%

-----------------
(1)  At June 30, 1997.

(Footnotes continued on following page.)

(Footnotes continued from prior page.)

(2) Refers to the year the individual first became a director of the Company or the Association. All directors of the Association during January 1995 became directors of the Company when it was incorporated in January 1995.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Excludes shares of Common Stock subject to options not exercisable as of the Voting Record Date.
(4)  Beneficial ownership as of the Record Date.
(5) Percentages are calculated on the basis of the amount of outstanding Common Stock, excluding Common Stock held by or for the account of the Company or its subsidiaries, plus Common Stock deemed outstanding pursuant to the rules under the 1934 Act. The amount of Common Stock that an individual has a right to acquire (e.g., pursuant to the exercise of options or through the vesting of restricted stock) within 60 days from the Record Date is included when calculating that individual's percentage of Common Stock beneficially owned.
(6) Excludes 70,328 unallocated shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") for which such person serves as a member of the ESOP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Other Benefits
     - Employee Stock Ownership Plan." Excludes 39,600 shares of Common Stock held under the Management Stock Bonus Plan for which such person serves as a member of the Management Stock Bonus Plan Committee or as trustee. See "Director and Executive Officer Compensation - Other Benefits - Management Stock Bonus Plan." Includes 7,537 shares exercisable within 60 days of the Record Date pursuant to stock options.
(7) Includes 12,037 shares exercisable within 60 days of the Record Date pursuant to stock options.
(8) Includes 9,787 shares exercisable within 60 days of the Record Date pursuant to stock options.


Biographical Information

         Set forth below is certain information with respect to the directors and executive officers of the Company. All individuals have held their present positions for five years unless otherwise stated. Messrs. Pryor, Orth and Acker are the executive officers of the Company.

         James P. Tersteeg has been a director of the Association since 1980 and a director of the Company since its formation in January 1995. Mr. Tersteeg is the owner of Tersteeg's Inc., a grocery store in Redwood Falls, Minnesota. Mr. Tersteeg is a vice president and majority owner of Innovative Retail Solutions. Mr. Tersteeg is also a member of the District 637 Foundation, the Lion's Club, and the Redwood Falls Planning Task Force.

         J. Scott Nelson has been a director of the Association since 1987 and a director of the Company since its formation in January 1995. Dr. Nelson, a doctor of pharmacy, is a part-owner and chief executive officer of Sward-Kemp Drug, Inc., a provider of pharmaceutical services in Redwood Falls. Dr. Nelson is also a member of the Redwood Falls Public Utilities Commission and a director of Redwood Falls Venture Capital.

         Paul W. Pryor has been with the Association as an officer and a director since 1966 and a director of the Company since its formation in January 1995. Mr. Pryor became the President and Chief Executive Officer of the Association in 1974. Mr. Pryor is a member of the Redwood City Task Force, a member of the Minnesota League of Savings and Community Bankers, and a member of America's Community Bankers.

         Blaine C. Farnberg has been a director of the Association since 1972 and a director of the Company since its formation in January 1995. Mr. Farnberg is retired from the retail shoe business. He is also Treasurer of the Battle Lake Food Shelf and a director of Art of the Lakes.

         Donald C. Orth has been with the Association since 1975 and has been a director of the Association since 1982 and a director of the Company since its formation in January 1995. Mr. Orth serves as a Vice President of the Company and the Association and has been a branch manager since 1975. Mr. Orth is also an officer of the Olivia Chamber of Commerce, the Kiwanis Club, and the Youth Baseball League.

         Thomas W. Stotesbery has been a director of the Association since 1991 and a director of the Company since its formation in January 1995. Mr. Stotesbery has been a Certified Public Accountant for more than 14 years and, since January 1997 has been proprietor of Thomas W. Stotesbery, Ltd., an accounting firm. He is also a member of the Redwood Falls Public Utilities Commission, secretary of the Redwood Falls Lions Club, and a member of the St. Catherine Parish Council.

         Anthony H. Acker has been with the Company since April 1996 as a Senior Accountant and has been the Company's Chief Financial Officer since November 1996. Mr. Acker, age 32, came to the Company after nearly 6 years as a bank examiner with the Office of Thrift Supervision and the Federal Home Loan Bank of Des Moines. Mr. Acker is also the Association's Compliance Officer.

Nominations for Directors

         Pursuant to Article X of the Articles of Incorporation, nominations, other than those made by or at the direction of a majority of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in that Article. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company.

         Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director
(i) the name, age,  business  address,  and residential  address of such person,
(ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the 1934 Act; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and
(ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

         The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles of Incorporation. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Articles of Incorporation, the presiding officer shall so declare at the annual meeting, and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through its meetings and through the activities of its committees. During the year ended June 30, 1997, the Board of Directors held 12 regular meetings and 1 special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during the fiscal year ended June 30, 1997.

         The compensation committee is comprised of directors Tersteeg, Nelson, Farnberg, and Stotesbery. The committee is responsible for continual review of the performance of the senior management group. The compensation committee is also responsible for setting the levels of compensation of all employees. The committee met once in fiscal 1997.

         The audit committee is comprised of directors Farnberg, Stotesbery, and Nelson. The audit committee is responsible for overseeing the Company's and the Association's audit procedures and other related matters. The audit committee met once during fiscal 1997.

         The Company does not have a standing nominating committee. The entire Board of Directors acts as the nominating committee and met one time in this capacity during fiscal 1997.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each member of the Board of Directors ("Board") receives a fee of $500 for each meeting attended. No additional fees are paid for committee meetings. For the fiscal year ended June 30, 1997, fees paid to all directors totalled $43,500.

         Directors previously received awards of stock option and restricted stock under the 1995 Stock Option Plan and the Management Stock Bonus Plan. See "- Other Benefits - 1995 Stock Option Plan" and "- Management Stock Bonus Plan." As of June 10, 1997, the Company adopted the 1997 Directors Stock Option Plan. See "- Other Benefits - 1997 Directors Stock Option Plan."

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer. No other executive officer had a salary and bonus during the fiscal year ended June 30, 1997, that exceeded $100,000 for services rendered in all capacities to the Company. All compensation listed below was paid by the Association.

                                                                                     Long Term Compensation
                                               Annual Compensation                          Awards
                                  --------------------------------------------   -------------------------------
                                                                                                     Securities
                                                                                 Restricted          Underlying
Name and                                                        Other Annual       Stock              Options/       All Other
Principal Position    Year         Salary         Bonus        Compensation(1)   Awards($)            SARS(#)     Compensation(3)
--------------------- ----         ------         -----        ---------------   ---------            -------     ---------------
Paul W. Pryor         1997        $113,820       $   --                 $7,000        --                6,412         $21,724
President and Chief   1996        $109,440       $9,120                 $7,000   110,391(2)            28,125         $12,255
Executive Officer     1995        $104,232       $8,686                 $7,200        --                   --              --


------------------
(1) Consists solely of Board of Director's fees. For the fiscal years 1997, 1996, and 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturity;
         (d) tax payment reimbursements; or (e) preferential discounts on stock.
(2) At June 30, 1997, Mr. Pryor had 9,000 shares of restricted stock in the aggregate which had a total value of $96,750 (calculated by multiplying the aggregate number of restricted stock by the Common Stock's average bid and ask price as of the last day of the 1997 fiscal year). Dividends, if any, are paid on the restricted stock awarded and are accrued until the restricted stock becomes vested. Awards are earned by participants at a rate of 20% per year for five years, as long as the participant remains an employee of the Association. The value of restricted stock granted is calculated by multiplying (i) the number of restricted stock granted by (ii) the Common Stock's closing average bid and ask price as of the date of grant.
(3) Consists of an allocation of 2,020.82 shares of Common Stock under the ESOP during the June 30, 1997 fiscal year, with a value of $21,724 (based on an average of the bid and ask price) at June 30, 1997. During the June 30, 1996 fiscal year, the individual received an allocation of 1,307.19 shares of Common Stock under the ESOP with a value of $12,255 (based on an average of the bid and ask price) as of June 30, 1996.

         Employment Agreement. During 1997, the Association amended its employment agreement, initially entered into in 1995, with President Paul Pryor. The agreement is for a term of three years and has a base salary of $113,820. The agreement is terminable by the Association for just cause. Just cause is defined in the agreement as termination by reason of personal dishonesty; incompetence; willful misconduct; breach of a fiduciary duty involving personal profit; intentional failure to perform stated duties; willful violation of any law, rule, or regulation (other than traffic violations or similar offenses); entering into a final cease-and-desist order; or material breach of any provision of the agreement. If the agreement is terminated for just cause, the employee only receives his salary up to the date of termination. If the Association terminates the agreement without just cause, the employee is entitled to a continuation of salary from the date of termination through the remaining term of the agreement.

         The agreement provides that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Company or the Association, the employee will be paid a lump sum equal to
2.99 times the employee's average taxable compensation during the prior five year period. If a lump sum payment had been made as of June 30, 1997, Mr. Pryor would have received a payment of up to $310,441. That payment would be an expense to the Association, reducing net earnings and the Association's capital by that amount. The agreement may be renewed annually if the board of directors determines that the executive has met its requirements and standards.

Other Benefits

         Deferred  Compensation.   The  Association  maintains  a  non-qualified
deferred compensation plan that allows an employee to annually defer up to one month's salary into an account for the benefit of the employee.

         Employee Stock Ownership Plan. The Association sponsors an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees, which was implemented in July 1995. The ESOP purchased 82,748 shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Record Date, 12,420 shares had been allocated under the ESOP to participant accounts.

         401(k) Savings Plan. The Association has a tax-qualified defined contribution savings plan ("401(k) Plan") in place for the benefit of its employees. The Association does not match contributions made by its employees.

         Pension Plan. The Association sponsors a tax-qualified defined benefit pension plan (the "Pension Plan"). All full-time employees of the Association are eligible to participate after 1 year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years of qualifying service. The Pension Plan is intended to comply with ERISA.

         The Pension Plan provides for monthly payments to each participating employee at normal retirement age (age 65). For service prior to January 1, 1994, the monthly benefits payable under the Pension Plan are equal to 34.5% of average monthly compensation, plus 13.5% of average monthly compensation in excess of one-twelfth of covered compensation, reduced for less than 30 years of credited service. Benefits for service after December 31, 1993, are based upon 1.15% of Average Monthly Compensation times years of service (to a maximum of 30 years), plus 0.45% of Average Monthly Compensation in excess of one-twelfth of covered compensation. Covered compensation is a 35 year average of social security taxable wage bases. The maximum benefit is $7,500 per month. If a participant elects early retirement (age 55), the participant receives a reduced monthly benefit. If a participant elects late retirement, the participant receives an increased monthly benefit. Benefits are paid for the life of the participant following retirement. The Pension Plan also provides for payments in the event of death. At June 30, 1997, Mr. Pryor had 31 years of credited service under the Pension Plan. At June 30, 1997, the monthly benefit payable to Mr. Pryor at normal retirement age would have been $4,014. Total pension expense for the years ended June 30, 1997, 1996, and 1995 amounted to $22,610, $22,728, and $31,125, respectively.

         Benefits are payable in the form of various annuity alternatives, including a joint and survivor option. For the Pension Plan year ended June 30, 1997, the highest permissible annual benefit under the Code is $120,000. Benefits under the Pension Plan are subject to offset for Social Security benefits.

         1995 Stock Option Plan. The Board of Directors has adopted the Redwood Financial, Inc. 1995 Stock Option Plan (the "1995 Plan"), which was approved by the Company's stockholders at the special meeting of stockholders on January 17, 1996. Pursuant to the 1995 Plan, a number of shares equal to 10% of the Common Stock issued in the Company's initial public offering (i.e., 112,500 shares of Common Stock) were reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, and key employees of the Company (or any present of future parent or subsidiary of the Company), from time to time under the 1995 Plan.

         An initial grant of 92,500 stock options under the 1995 Plan was made upon the Company's receipt of stockholder approval on January 17, 1996, and the option exercise price is the closing price of the Common Stock on such date (i.e., $9.8125). Each of Messrs. Tersteeg, Nelson, Farnberg, and Stotesbery received options to purchase 5,625 shares of Common Stock. Messrs. Pryor and Orth received options to purchase 28,125 and 16,875 shares of Common Stock, respectively. As of the Record Date, no stock options have been exercised pursuant to the 1995 Plan and 14,600 options are available for grant.

         1997 Directors Stock Option Plan. The Board of Directors has adopted the Redwood Financial, Inc. 1997 Directors Stock Option Plan (the "Option Plan"), which was approved by the Company's Board of Directors at a meeting on June 10, 1997. Pursuant to the Option Plan, the number of shares with respect to which awards under this Option Plan may be made equals 4% of those shares outstanding as of June 10, 1997 (i.e., 38,472 shares). These shares may be from either authorized but unissued shares, or from shares purchased in the market for Option Plan purposes.

         For each of the directors, the option exercise price is the Fair Market Value of the Common Stock as of August 1, 1997 (i.e., $11.0625 per share). Stock options to purchase 6,412 shares of Common Stock have been granted to each of six (6) directors of the Company. As of the Record Date, no stock options have been exercised pursuant to the Option Plan.

                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                 (Individual Grants)

                                                                                                             Potential Realizable
                                            Percent of                                                         Value at Assumed
                        Number of         Total Options/                                                     Annual Rate of Stock
                       Securities          SARs Granted                                                     Price Appreciation for
                       Underlying          to Employees         Exercise or                                       Option Term
                      Options/SARs           in Fiscal          Base Price                                  -----------------------
          Name         Granted (#)             Year               ($/Sh)            Expiration Date         5%($)        10%($)
------------------    ---------------   ------------------   -----------------   --------------------       -----        ------

Paul W. Pryor             6,412               35.18%             $11.0625           June 10, 2007          $44,609       $113,049



                           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                  OPTION/SAR VALUES
                                                                   Number of Securities
                                                                  Underlying Unexercised              Value of Unexercised
                           Shares                                     Options/SARs at               in-the-Money Options/SARs
                         Acquired on            Value               Fiscal Year-End (#)              at Fiscal Year-End ($)
           Name         Exercise (#)        Realized ($)         Exercisable/Unexercisable          Exercisable/Unexercisable
------------------    ---------------   -----------------   -------------------------------   --------------------------------

Paul W. Pryor                 0                  $0                 12,037 / 22,500                    $5,273  / $21,094


         Management Stock Bonus Plan. The Board of Directors has adopted the Redwood Falls Federal Savings and Loan Association Management Stock Bonus Plan (the "Management Stock Bonus Plan" or "MSBP"), which was approved by the Company's stockholders at the special meeting of stockholders on January 17, 1996. The purpose of the MSBP is to provide directors, officers, and key employees of the Association with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Association. Officers, directors, and key employees of the Association were awarded a total of 27,000 shares of restricted stock pursuant to the MSBP on the date stockholders of the Company approved the MSBP. Each of Messrs. Tersteeg, Nelson, Farnberg and Stotesbery received 2,250 shares of restricted stock. Messrs. Pryor and Orth received 11,250 and 6,750 shares of restricted stock, respectively.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Association, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Association's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                    II - RATIFICATION OF INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

         KPMG Peat Marwick LLP was the Company's independent auditor for the fiscal year ended June 30, 1997. The Board of Directors has approved the selection of KPMG Peat Marwick LLP as its auditor for the fiscal year ending June 30, 1998, subject to ratification by the Company's stockholders. If not ratified, the Board of Directors will reconsider its selection. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         Ratification of the appointment of the auditor requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's auditor for the fiscal year ending June 30, 1998.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

         The Company's Annual Report to Stockholders for the fiscal year ended June 30, 1997, including financial statements, will be mailed on October 7, 1997, to all stockholders of record as of the close of business on October 6, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 301 South Washington Street, P.O. Box 317, Redwood Falls, Minnesota 56283-0317, no later than June 9, 1998.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1997, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, REDWOOD FINANCIAL, INC., 301 SOUTH WASHINGTON STREET, P.O. BOX 317, REDWOOD FALLS, MINNESOTA 56283-0317.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Rebecca A. Olson
                                    Secretary

Redwood Falls, Minnesota
October 7, 1997

--------------------------------------------------------------------------------
                             REDWOOD FINANCIAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 30, 1997
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Redwood Financial, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the office of the Company and its wholly-owned subsidiary, Redwood Falls Federal Savings and Loan Association, 301 South Washington Street, Redwood Falls, Minnesota on October 30, 1997 at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                     FOR    WITHHELD
                                                     ---    --------

1.  The election as director of all nominees
    listed below:                                    |_|      |_|

    Paul W. Pryor
    Blaine C. Farnberg

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

    -----------------------------------------------------

                                                     FOR    AGAINST     ABSTAIN
                                                     ---    -------     -------
2.  The ratification of the appointment of KPMG
    Peat Marwick LLP as independent auditors of
    Redwood Financial,  Inc., for the fiscal year
    ending June 30, 1998.                            |_|      |_|         |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors  recommends a vote "FOR" all of the above listed
propositions.                                       ---

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated October 7, 1997.


                                             Please check here if you
Dated:             , 1997              |_|   plan to attend the Meeting.
       -----------



--------------------------------------            ------------------------------
PRINT NAME OF STOCKHOLDER                         PRINT NAME OF STOCKHOLDER


--------------------------------------            ------------------------------
SIGNATURE OF STOCKHOLDER                          SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.          )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement   [ ]   Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             Redwood Financial, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]        No fee required
  [ ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.


         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------